SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 10, 1998


                              THE MACERICH COMPANY
             (Exact name of registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


                1-12504                               95-4448705
         (Commission File No.)             (IRS Employer Identification No.)


   401 Wilshire Boulevard, Suite 700                     90401
       Santa Monica, California                       (Zip Code)
    (Address of principal executive
               offices)


      Registrant's telephone number, including area code: (310) 394-6911






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ITEM 5.  OTHER EVENTS.

            (a) The Board of Directors of the Company authorized a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01, of the Company. The dividend is payable on November 23, 1998 to the stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series C Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Shares") at a price of $112 per one one-hundredth of a Preferred Share, subject to adjustment. The description and terms of the Rights are set forth in an Agreement (the "Agreement") between the Company and First Chicago Trust Company of New York, as Rights Agent.

            A copy of the Agreement and a summary description of the terms of the Rights and the press release announcing the authorization of the Rights are attached hereto as exhibits and incorporated herein by reference.

            (b) The Company amended the By-Laws of the Company. The Amended and Restated By-Laws of the Company are filed herewith as Exhibit 4.1, and are hereby incorporated herein by reference.

            (c) The descriptions of the matters described in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

            4.1   Amended and Restated By-Laws of The Macerich Company.

            4.2 Agreement, dated as of November 10, 1998, between The Macerich Company and First Chicago Trust Company of New York, as Rights Agent, including the form of Articles Supplementary as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

            99.1 Text of Press Release relating to the authorization of the Rights dated November 11, 1998.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 13, 1998

                                    THE MACERICH COMPANY



                                       By:  /s/ Richard A. Bayer
                                       Name:    Richard A. Bayer
                                       Title:   General Counsel and Secretary








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                                  EXHIBIT LIST

Exhibit
No.                               Description

  4.1    Amended and Restated By-Laws of The Macerich Company.

  4.2 Agreement, dated as of November 10, 1998, between The Macerich Company and First Chicago Trust Company of New York, as Rights Agent, including the form of Articles Supplementary as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

 99.1 Text of Press Release relating to the authorization of the Rights dated November 11, 1998.










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